UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

STORE Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36739	88-4051712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2023, STORE Capital LLC, a Delaware limited liability company (the “Company”), completed the issuance of $548,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2023-1 (the “Notes”) by STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and STORE Master Funding XXIV, LLC (together, the “Issuers”). Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose, bankruptcy-remote, indirect subsidiary of the Company. Notes in the aggregate principal amount of $528,000,000 were issued to qualified institutional investors (the “Class A Notes”). The remaining Notes, in the aggregate principal amount of $20,000,000, were issued to an affiliate of the Company (the “Class B Notes”).

The Notes were issued pursuant to a Note Purchase Agreement, entered into on May 22, 2023 (the “Note Purchase Agreement”) among the Company and the Issuers, and SMBC Nikko Securities America, Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc. (together, the “Initial Purchasers”). Pursuant to the Note Purchase Agreement, the Issuers sold the Class A Notes to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and upon certain representations and warranties made by the Initial Purchasers in the Note Purchase Agreement. The Note Purchase Agreement also contained customary representations, warranties and agreements by the Company and the Issuers.

The Notes

The Notes were issued in three classes: (i) Class A-1 (AAA), (ii) Class A-2 (A+) and (iii) Class B (BBB), with such classes bearing the following initial principal balances, annual interest rates, anticipated repayment dates and Standard & Poor’s ratings, respectively:

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rating (S&P)
A-1 (AAA)	$346,000,000	6.19%	May 2028	AAA(sf)
A-2 (A+)	$182,000,000	6.92%	May 2028	A+(sf)
B	$20,000,000	7.88%	May 2028	BBB(sf)

The weighted average note rate of the Class A Notes was 6.44%. The Class B Notes will be retained by an affiliate of the Company and may be sold in the future. The Company and the Issuers used the net proceeds from the sale of the Class A Notes to repay certain indebtedness, and pay fees and expenses related to the issuance.

The Notes have not been and will not be registered under the Securities Act and may not be offered and sold absent registration or an applicable exemption from registration.

Indenture and Indenture Supplement

The Notes were issued pursuant to the Ninth Amended and Restated Master Indenture, dated as of May 31, 2023 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2023-1 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee on May 31, 2023 (the “Indenture Supplement”). From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average cash flow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Property Management and Servicing Agreement

In connection with the issuance of the Notes, the Company also has entered into the Eighth Amended and Restated Property Management and Servicing Agreement, dated as of May 31, 2023 (the “Property Management Agreement”), among the Issuers, the Company, KeyBank National Association (“KeyBank”) and the Indenture Trustee. Under the Property Management Agreement, the Company serves as the property manager and special servicer and is responsible for servicing and administering the assets securing the Notes. KeyBank acts as the back-up manager and sub-manager and, among other things, is responsible for collecting and remitting monthly lease and mortgage payments and other amounts to the Indenture Trustee on behalf of the Company.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement, which are attached to this Report as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.1	Ninth Amended and Restated Master Indenture, dated as of May 31, 2023, by and among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and STORE Master Funding XXIV, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes

4.2	Series 2023-1 Indenture Supplement, dated as of May 31, 2023, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and STORE Master Funding XXIV, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes, Series 2023-1

10.1	Eighth Amended and Restated Property Management and Servicing Agreement, dated as of May 31, 2023, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and STORE Master Funding XXIV, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital LLC, a Delaware limited liability company, as property manager and special servicer, KeyBank National Association, as back-up manager, and Citibank, N.A., as indenture trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital LLC

Dated: June 2, 2023

	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President - General Counsel